GEE Group

Employing America since 1893



Solutions
Shift

ACCESS DATA | AGILE | ashley ellis | General Employment | OMNIONE | PALADIN | SCRIBE SOLUTIONS | TRIAD Personnel

Investor Presentation
March 2017

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company periodically discloses non-GAAP Pro forma adjusted (adj.) EBITDA & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP adj. EBITDA & adj. EBITDA are defined by the Company as Pro-forma net earnings or net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in derivative liability, acquisition, merger & integration costs plus non-cash stock-based compensation. EBITDA, Pro forma & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio are not terms defined by GAAP and the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other GAAP measures of financial performance as reflected on the Forms 10-Q & 10K filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

Company Overview

NYSE: JOB

GEE Group Overview

- **Geographic presence in over 26 markets providing staffing solutions**
- **Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Commercial fields**
- **Company was initially founded in 1893 and went public in 1967**
- **Company's growth fueled internally and via acquisitions**
- **Recent stock price (NYSE:JOB) $4.66 ; ~9.4 million shares o/s; ~$44 million mkt cap**

GEE Group Overview

GEE Group

Business Highlights

- New management team installed beginning in 2015
- Diversified portfolio across 8 different brands
- Brand portfolio heavily-weighted towards high-growth professional staffing verticals

Staffing Services Revenue Breakdown ($MM)



$21.9 MM Commercial Staffing
$61.2 MM Professional Staffing

$83.1 MM

Data from 2016 Fiscal Year End 9/30/16 (Form 10K)

Brands

Brand	Services
Professional	
ACCESS DATA	• IT Staffing Solutions
AGILE	• IT Staffing Solutions
ashley ellis	• IT Staffing Solutions
General Employment	• IT Staffing Solutions • Engineering • Accounting & Finance
PALADIN	• IT Staffing Solutions • Accounting & Finance • Engineering
OMNIONE	• Engineering
SCRIBE SOLUTIONS	• Health Care / EMR
Commercial	
TRIAD Personnel	• Commercial Staffing

Best in Class Management with Proven CEO

GEE Group

1994 to 2010: AccuStaff / MPS Group (NYSE:MPS)

- In 1994, Derek Dewan named CEO of AccuStaff / MPS Group and subsequently takes the company public
  - 1994 Revenue: $137 million
- Solidly established as a regional power in the early 1990s and later became global
- Engaged in an aggressive acquisition campaign, transforming company into a national staffing firm rivaling competitors such as Manpower, Robert Half and Randstad
- Market cap reached $3.8 BN in 1998 and sold commercial division to Randstad for $850 million in cash
- Sold (Revenue at $2.2 BN) to Adecco in 2009 for approximately $1.3 BN

2015 and beyond: GEE Group

- ✓ THE preeminent management team in staffing services with unmatched track record
- ✓ Proven track record of integrating complex acquisitions
- ✓ Building a scalable platform in a highly-fragmented market and increasing exposure to attractive professional staffing market
- ✓ Driving enhanced profitability and continued growth
- ✓ Once in a generation consolidation opportunity in a highly fragmented market

Management built one of the largest, most successful staffing platforms prior to joining GEE

Experienced Core Management

Andrew J. Norstrud, CFO – Mr. Norstrud joined the Company in March of 2013 as CFO and has significant experience with public companies in many areas including financial reporting, restructuring for profitability and growth, acquisitions and technology. He is a CPA and was formerly with PricewaterhouseCoopers (PwC) and Grant Thornton.

Alexander P. Stuckey, President & COO – Mr. Stuckey built a successful services company which he sold to Cintas. He has significant experience in operations and finance, including tenure as a banking specialist in the special assets area.

Deborah Santora-Tuohy, President of Commercial Staffing –Mrs. Santora-Tuohy has significant experience in staffing and has been with the Commercial Staffing/ Light Industrial Division for over 23 years. She is in charge of that division's operations and is focused on internal growth and increased profitability.

Branch Level Managers – Most offices are operated by long tenured managers that have spent several years with the Company or subsidiaries

Board Members

George A. Bajalia

- *President of Landmark Financial Corp.; served as President and Chief Executive Officer of the Prolianz Division of staffing conglomerate MPS Group Inc. (NYSE:MPS) and as its Chief Operating Officer*

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *Renowned economist who served in the Reagan Administration, best known for creating the Laffer curve concept; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory; Previously was Executive Vice President of Bank Audi (U.S.A.) in NYC and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

GEE Key Differentiators

GEE Group

- ✓ Management team with a proven track record of building billion-dollar staffing business
- ✓ Public company with access to capital markets
- ✓ Leading provider of staffing services across attractive verticals
- ✓ Building highly-scalable platform
- ✓ Long-term associations with Fortune 500 caliber clients

Staffing Industry Overview

NYSE: JOB

U.S. Staffing Industry Overview – $149 BN Industry

GEE Group

- **Renewed focus on optimization and outsourcing post-crisis in the C-suite and board room**
- **Secular shift to temporary labor underway:**
  - **In the 5 years post recession, U.S. staffing firms created more new jobs than any other industry**
  - **U.S. staffing industry forecast to add the most jobs of any other industry over the next decade**
- **Temp penetration rate matches all-time high at 2.05% which is indicative of the significant potential for future growth and adoption of temp staffing**

Source: SIA



U.S. Staffing Industry Market Size ($BN)
160
120
80
40
0
$82
$93
$106
$113
$118
$125
$133
$142
$149
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
Staffing Industry to reach $149 BN in 2017 (Est)

Source: SIA

Drivers of Secular Shift to Temp Staffing

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

GEE Group

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

Staffing Market: IT Largest, North America Dominates

GEE Group

Global IT staffing markets by revenue, 2015

Region	2015 IT Staffing Revenue ($B)
Asia Pacific	9.5
Europe	15.1
Latin America	0.8
Middle East & Africa	1.6
North America	29.2
TOTAL	**56.1**

Global market for IT staffing by region, 2015



3%
Middle East & Africa
1%
Latin America
17%
Asia Pacific
52%
North America
27%
Europe

- IT staffing is largest of staffing segments
- North America represents largest player in IT staffing

Source: SIA

IT Employment Growth Continues

Information Technology

- $29 BN 2016 … IT employment growth far exceeds US jobs growth
- $30.6 BN 2017 est. market size
- In addition, there is a severe shortage of qualified IT workers
- 6% growth est. in 2017



Global market for IT staffing as a % of total professional staffing, 2015
36.3%
IT Staffing
63.7%
Other professional staffing

Source: Staffing Industry Analysts

U.S. Professional Staffing Market Breakdown

GEE Group

Professional staffing market size and growth by industry vertical:

U.S. Professional Staffing Growth



IT Staffing
6%
6%
Healthcare
14%
8%
Engineering
(1%)
3%
Finance / Accounting
9%
7%
Legal
1%
1%
Clinical / Scientific
5%
5%
Marketing / Creative
9%
8%
Education
12%
12%
(5%)
0%
5%
10%
15%
20%
2016P
2017P

Source: SIA.

U.S. Professional Staffing Segments ($BN)



Clinical / Scientific $2.3 3%
Marketing / Creative $1.3 2%
Education $1.1 2%
Legal $1.0 1%
Other $3.6 5%
Finance / Accounting $8.0 12%
IT Staffing $29.1 42%
Engineering $7.6 11%
Healthcare $14.9 22%

Source: SIA. Based on 2016P statistics.

Focused On Growth Sectors

Professional Staffing Services (Est. 2017 Temp. Staffing Mkt. Size)

Source: SIA

Healthcare $15.5 billion



- Estimated to have robust growth of 6% in 2017, reaching a size of $15.5 billion
- Cost, ACA & Shortage of Drs., Nurses, Allied, Aging Population



Source: US Bureau of Labor, Staffing Industry Analyst

IT $30.6 billion



- IT employment growth far exceeds US jobs growth
- Est. growth of 6% in 2017; largest segment of professional staffing; was about 24% of total US temp staffing in 2016

Demand for skilled IT workers in wake of cyber attacks ,HTM, Java, .net, PM

QA, cloud, data analytics, health IT, Big Data, BI

Severe shortage of qualified IT workers

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $7.8 billion



- US needs est. 250,000 new engineers over next 10 years
- Maturing engineering workforces means new engineers will be aggressively sought



Source: US Bureau of Labor, Kelly Services

On-Demand Economy and Millennials

- By 2020, 43% of American workers will be active participants in on-demand economy, according to an Intuit forecast.

- Millennials, the largest generation represented in the workforce today, are driving this change with a reported 92% wanting to work remotely and 87% wanting to choose their own hours.

Source: SIA



Healthcare Staffing Segments/Opportunities

Estimated growth of 6% in 2017, reaching a size of $15.5 billion

Allied Staffing (scribes)*
13% growth

Travel Nurses
22% growth

Per Diem Nurses
5% growth

Locum Tenens (Drs.)
10% growth

By 2018, revenue expected to reach $16.1 billion

*GEE Group has Scribe Solutions brand

Source: Staffing Industry Analysts

Industrial Staffing Sector Growth

Employment growth year over year in the US warehousing and storage industry


10%
8%
6%
4%
2%
0%
2014
2015
2016

- Total employment in US warehousing and storage industry grew at a robust 6.3% year-over-year pace in 2016
- Growth largely due to E-Commerce (Amazon etc. and rise of online shopping)

Source: Staffing Industry Analysts

Industrial Staffing Sector Capabilities

Warehouse Support

- "E" commerce
- Logistics

Just-in-Time Labor

- Advanced Mfg. & Robotics & Automation Support
- Construction Support

Company Position

NYSE: JOB

National Staffing Brands

GEE Group



- ✓ **GEE Group has leading brands in the IT, engineering, finance and accounting and healthcare staffing spaces and these brands are continuing to grow nationwide**



Brands	
Professional	
ACCESS DATA	• IT Staffing Solutions
AGILE	• IT Staffing Solutions
ashley ellis	• IT Staffing Solutions
General Employment	• IT Staffing Solutions • Engineering • Accounting & Finance
PALADIN	• IT Staffing Solutions • Accounting & Finance • Engineering
OMNIONE	• Engineering
SCRIBE SOLUTIONS	• Health Care / EMR
Commercial	
TRIAD Personnel	• Commercial Staffing

Office Locations – National Presence

GEE Group



Information Technology Staffing
Engineering Staffing
Accounting Staffing
Trades Staffing
Light Industrial Staffing
Healthcare Staffing
Access Data
Agile
Ashley Ellis
General Employment
Omni One
Paladin
Triad
Corporate Offices
Chicago
Indianapolis
Dublin
Lorain
Columbus
Columbus
Cleveland
Independence
Akron
Sterling
Boston
Walterboro
Atlanta
Macon
Jacksonville
Orlando
Tampa
Miami
Tallahassee
Pensacola
Austin
Dallas
Houston
Denver
Phoenix
Southern California

Growth Strategy

NYSE: JOB

Growth Strategy

GEE Group

Diverse opportunity set exists today across both organic opportunities and via M&A

Organic Growth Opportunities

- Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Finance and Accounting, Engineering, Healthcare and Legal
- Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings
- Create national wholesale division for IT and aggressively pursue MSP & VMS accounts
- Capitalize on commercial opportunities from shortage of blue collar workers , increased regulation, logistics & E-Commerce





Focused on high growth staffing end-markets

Strategic Growth Opportunities

- Strengthen existing service offerings & enhance mkt. share
- Add new recruiting, sales & management talent
- Add complementary high growth services & specialties
- Add new client/business opportunities
- Expand into new geographies and markets

Strategic Acquisition Criteria

- ✓ Well-managed with experienced operators
- ✓ High gross & EBITDA margins
- ✓ Consistent revenue growth
- ✓ Accretive to earnings
- ✓ Limited enterprise risk and extensive due diligence
- ✓ Pricing commensurate with profitability & growth
- ✓ Consideration consists of cash, stock, seller & bank financing

The Consolidation Opportunity

Highly-fragmented market presents massive roll-up potential:


$6.0 BN
Adecco
ALLEGIS
randstad
KELLY
Robert Half
KFORCE
~150 Companies
$200MM
GEE Group
$20 MM
~ 15,000 Companies

Top 150 Companies = ~50% U.S. Market Revenue

All Others = ~50% U.S. Market Revenue

GEE Goal: Exceed $1 Billion in Revenue with Expanded EBITDA Margins

Recent Acquisitions

GEE Group

In chronological order from 2015 to 2016 YTD:

SCRIBE SOLUTIONS

- Scribe Solutions provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)

AGILE

- Agile Resources delivers unique CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options

ACCESS DATA CONSULTING CORPORATION

- Access Data Consulting provides higher-end IT consulting and IT contract staffing services including project management support to businesses regionally and throughout the U.S. from its office locations in the Denver Tech Center ("DTC" in Greenwood Village) and Colorado Springs

PALADIN

- Paladin Consulting acquisition adds additional Resource Process Outsourcing (RPO), Managed Service Provider (MSP) and Vendor Management (VMS) capabilities

Financial Overview

NYSE: JOB

Business Model Highlights

GEE Group

Evolving platform focus to concentrate on professional staffing business lines

Selected Actual and Pro Forma Statistics

	FY16 per 10K	FY17E(1)	Long-Term Target
Professional Revenue *(% of total)*	74%	85%	Greater than 95%
Commercial Revenue *(% of total)*	26%	15%	Less than 5%
Combined Gross Margin	28%	30%	30% - 32%+

Strategic Considerations

- Growing professional staffing segment focuses on high margin/higher bill rate business
- Current Professional gross margin target range: 24% to 32%+
- Current Commercial gross margin target range: 11% to 17%

Note:
(1) GEE projections based on GEE management forecast. GEE fiscal year ends September 30. Assumes completion of a new $20MM annualized revenue acquisition each quarter, starting in Q2 of FY17 (3 months ending in March 2017) from FY17 through FY20.

Staffing Services Revenue Mix (Per Form 10K)

9/30/16 Fiscal Year End Staffing Services Revenue $83.1 MM



$6.9 MM
Direct Hire
$21.9 MM
Commercial Staffing
$54.3 MM
Professional Contract Staffing
65.3% Professional Contract Staffing
26.3% Commercial Staffing
8.4% Direct Hire

74% Professional Staffing

Gross Margin Profile

FY 9/30/16	Commercial Contract	Professional Contract & Direct Hire
% of Revenues	26%	74%
Combined Gross Margin	13.1%	28.4%
Target Gross Margin Range	11% – 17%	24-32%

* Data derived from 9/30/16 Financial Information from Form 10K

Strengthened Balance Sheet

Highlights

Shelf Registration (Form S-3) Filed for $75 Million

Common Stock Equity Offering Raised $7.8 Million (Shelf Takedown)

Long Term Subordinated Debt Offering Raised $4.2 Million

Convertible Pfd. Stock Offering Provided $2 in Additional Common Stock Equity (Converted)

Please refer to SEC Filings on Forms 10Q, 10K, 8K, 8Ka, S-3 and prospectus supplements for 2015 & 2016 for additional information.

SELECT HISTORICAL & PRO-FORMA & Non-GAAP FINANCIAL HIGHLIGHTS (Forward-Looking Statements)

- **2017 First Quarter (12/31/16 Form 10Q) Revenue of approximately $22 million**
- **2016 Year End (9/30/16) Non-GAAP EBITDA of approximately $4.7 million and Non-GAAP adjusted EBITDA of approximately $4.6 million**
- **End of Year 12/31/17 estimated annualized pro-forma projected run-rate range of revenue of approximately $185-$200 million inclusive of potential acquisitions**
- **End of Year 12/31/17 estimated annualized pro-forma projected run-rate range of Non-GAAP adjusted EBITDA of approximately $13-14 million inclusive of potential acquisitions**

Note: Certain pro forma financial information included herein is considered forward-looking statements and Non-GAAP Financial Measures. Projections and estimates are not guarantees of future performance. Acquisitions may not occur. See disclaimers at the beginning of this presentation and reconciliation of Non-GAAP to GAAP Financial Information in this presentation. Refer to Form 10Q and Form 10K for the GAAP historical financial information filed with the SEC.

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)
Year Ended September 30,

(In thousands)

		2016		2015
Net income (Net loss), GAAP	$	1,173	$	(4,662)
Interest expense, net		1,602		544
Taxes		3		-
Depreciation and amortization		1,867		733
Non-GAAP EBITDA		4,645		(3,385)
Stock compensation & stock option expenses		793		529
Acquisition, integration & restructuring		702		373
(Gain) or loss on change in derivative liability & loss on debt ext.		-		2,485
Change in contingent consideration		(1,581)		-
Non-GAAP adjusted EBITDA	$	4,559	$	2

Note: See disclaimers at the beginning of this presentation.

GEE Group Investment Merits

Staffing is a Terrific Market

- $149 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy requiring "on-demand labor" have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation by GEE Group

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE Re-energized

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A
- Organic growth and strategic acquisitions

GEE Group… AccuStaff/MPS Group Reborn ; Another Opportunity to Invest in the Next Great Staffing Business

Questions?

GEE Group

NYSE: JOB